FAIRHOLME FUNDS, INC.

(the "Company")

The Fairholme Fund

The Fairholme Focused Income Fund

The Fairholme Allocation Fund

(each, a "Fund")

Supplement to Prospectus

Dated March 30, 2022

Supplement dated July 1, 2022 to the Statutory Prospectus of each Fund dated March 30, 2022 (the "Prospectus").

The address of Fairholme Capital Management, L.L.C. (the "Manager"), the Funds' investment adviser, has changed to 5966 South Dixie Highway, Suite 300, South Miami, FL 33143. Accordingly, the first sentence of the first paragraph under "INVESTMENT MANAGEMENT" in the Prospectus is deleted in its entirety and replaced with the following sentence:

The Manager is located at 5966 South Dixie Highway, Suite 300, South Miami, FL 33143.

The contact information for the Company and the Funds, as disclosed in the Prospectus, has not changed.

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YOU SHOULD RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.